                                                              EXHIBIT (g)(1)(ii)
[ING FUNDS LOGO]

October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

      The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

      Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

      If you have any questions, please contact me at (480) 477-2118.

                                               Sincerely,

                                               /s/ Michael J. Roland
                                               -----------------------
                                               Michael J. Roland
                                               Executive Vice President and
                                               Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. Mcgann
    --------------------
Name: EDWARD G.McGANN
Title: MANAGING DIRECTOR Duly Authorized

337 E. Doubletree Ranch Rd.        Tel: 480-477-3000    ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfimds.com

                                AMENDED EXHIBIT A

                 FUND                               EFFECTIVE DATE
                 ----                               ---------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A            May 17, 2004
  ING Corporate Leaders Trust - Series B            May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                             June 9, 2003
   ING Disciplined LargeCap Fund                    June 9, 2003
   ING Equity and Bond Fund                         June 9, 2003
   ING Financial Services Fund                      June 9, 2003
   ING LargeCap Growth Fund                         June 9, 2003
   ING LargeCap Value Fund                        February 1, 2004
   ING MidCap Opportunities Fund                    June 9, 2003
   ING MidCap Value Fund                            June 9, 2003
   ING Principal Protection Fund                    June 2, 2003
   ING Principal Protection Fund II                 June 2, 2003
   ING Principal Protection Fund III                June 2, 2003
   ING Principal Protection Fund IV                 June 2, 2003
   ING Principal Protection Fund V                  June 2, 2003
   ING Principal Protection Fund VI                 June 2, 2003
   ING Principal Protection Fund VII                 May 1, 2003
   ING Principal Protection Fund VIII              October 1, 2003
   ING Principal Protection Fund IX               February 2, 2004
   ING Principal Protection Fund X                   May 3, 2004
   ING Principal Protection Fund XI               August 16, 2004
   ING Principal Protection Fund XII             November 15, 2004
   ING Principal Protection Fund XIII            February 14, 2005
   ING Principal Protection Fund XIV               April 25, 2005
   ING Real Estate Fund                             June 9, 2003
   ING SmallCap Opportunities Fund                  June 9, 2003
   ING SmallCap Value Fund                          June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                    April 7, 2003
   ING GNMA Income Fund                             April 7, 2003
   ING High Yield Bond Fund                         April 7, 2003
   ING Intermediate Bond Fund                       April 7, 2003
   ING Lexington Money Market Trust                 April 7, 2003
   ING Money Market Fund                            April 7, 2003
   ING National Tax-Exempt Bond Fund                April 7, 2003

            FUND                                       EFFECTIVE DATE
            ----                                       ---------------
ING GET FUND
   ING GET Fund - Series G                              July 14, 2003
   ING GET Fund - Series H                              July 14, 2003
   ING GET Fund - Series I                              July 14, 2003
   ING GET Fund - Series J                              July 14, 2003
   ING GET Fund - Series K                              July 14, 2003
   ING GET Fund - Series L                              July 14, 2003
   ING GET Fund - Series M                              July 14, 2003
   ING GET Fund - Series N                              July 14, 2003
   ING GET Fund - Series P                              July 14, 2003
   ING GET Fund - Series Q                              July 14, 2003
   ING GET Fund - Series R                              July 14, 2003
   ING GET Fund - Series S                              July 14, 2003
   ING GET Fund - Series T                              July 14, 2003
   ING GET Fund - Series U                              July 14, 2003
   ING GET Fund - Series V                              March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                     June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                    January 6, 2003
   ING Alliance Mid Cap Growth Portfolio               January 6, 2003
   ING American Funds Growth Portfolio                September 2, 2003
   ING American Funds Growth-Income Portfolio         September 2, 2003
   ING American Funds International Portfolio         September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio      January 13, 2003
   ING Capital Guardian Managed Global Portfolio       January 13, 2003
   ING Capital Guardian Small Cap Portfolio            January 13, 2003
   ING Developing World Portfolio                      January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio      January 6, 2003
   ING Evergreen Health Sciences Portfolio               May 3, 2004
   ING Evergreen Omega Portfolio                         May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio           January 6, 2003
   ING Goldman Sachs Tollkeeper(SM) Portfolio          January 6, 2003
   ING Hard Assets Portfolio                           January 13, 2003
   ING International Portfolio                         January 13, 2003
   ING Janus Special Equity Portfolio                  January 13, 2003
   ING Jennison Equity Opportunities Portfolio         January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio             January 13, 2003
   ING Julius Baer Foreign Portfolio                   January 13, 2003
   ING Legg Mason Value Portfolio                      January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio             May 1, 2004
   ING LifeStyle Growth Portfolio                        May 1, 2004
   ING LifeStyle Moderate Growth Portfolio               May 1, 2004
   ING LifeStyle Moderate Portfolio                      May 1, 2004

              FUND                                     EFFECTIVE DATE
              ----                                     --------------
ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                 January 6, 2003
   ING Liquid Assets Portfolio                         January 6, 2003
   ING Marsico Growth Portfolio                        January 13, 2003
   ING Mercury Focus Value Portfolio                   January 6, 2003
   ING Mercury Large Cap Growth Portfolio              January 6, 2003
   ING MFS Mid Cap Growth Portfolio                    January 13, 2003
   ING MFS Total Return Portfolio                      January 13, 2003
   ING Oppenheimer Main Street Portfolio(R)            January 13, 2003
   ING PIMCO Core Bond Portfolio                       January 13, 2003
   ING PIMCO High Yield Portfolio                      November 5, 2003
   ING Salomon Brothers All Cap Portfolio              January 6, 2003
   ING Salomon Brothers Investors Portfolio            January 6, 2003
   ING Stock Index Portfolio                           November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio    January 13, 2003
   ING T. Rowe Price Equity Income Portfolio           January 13, 2003
   ING UBS U.S. Balanced Portfolio                     January 6, 2003
   ING Van Kampen Equity Growth Portfolio              January 13, 2003
   ING Van Kampen Global Franchise Portfolio           January 13, 2003
   ING Van Kampen Growth and Income Portfolio          January 13, 2003
   ING Van Kampen Real Estate Portfolio                January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                        November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                         November 3, 2003
   ING Foreign Fund                                      July 1, 2003
   ING Global Equity Dividend Fund                    September 2, 2003
   ING Global Real Estate Fund                         November 3, 2003
   ING International Fund                              November 3, 2003
   ING International SmallCap Growth Fund              November 3, 2003
   ING Precious Metals Fund                            November 3, 2003
   ING Russia Fund                                     November 3, 2003
   ING Worldwide Growth Fund                           November 3, 2003

ING PARTNERS, INC.
   ING Fidelity(R) VIP Contrafund(R) Portfolio        November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio        November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio               November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio              November 15, 2004

ING SERIES FUND, INC.
   Brokerage Cash Reserves                               June 2, 2003
   ING Aeltus Money Market Fund                          June 2, 2003
   ING Balanced Fund                                     June 2, 2003

              FUND                                   EFFECTIVE DATE
              ----                                   ---------------
ING SERIES FUND, INC. (CONT.)
  ING Classic Principal Protection Fund II             June 2, 2003
  ING Classic Principal Protection Fund III            June 2, 2003
  ING Classic Principal Protection Fund IV             June 2, 2003
  ING Equity Income Fund                               June 9, 2003
  ING Global Science and Technology Fund               June 2, 2003
  ING Government Fund                                  June 2, 2003
  ING Growth Fund                                      June 9, 2003
  ING Index Plus LargeCap Fund                         June 9, 2003
  ING Index Plus MidCap Fund                           June 9, 2003
  ING Index Plus Protection Fund                       June 2, 2003
  ING Index Plus SmallCap Fund                         June 9, 2003
  ING International Growth Fund                      November 3, 2003
  ING Small Company Fund                               June 9, 2003
  ING Strategic Allocation Balanced Fund               June 2, 2003
  ING Strategic Allocation Growth Fund                 June 2, 2003
  ING Strategic Allocation Income Fund                 June 2, 2003
  ING Value Opportunity Fund                           June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio       July 7, 2003
  ING VP Strategic Allocation Growth Portfolio         July 7, 2003
  ING VP Strategic Allocation Income Portfolio         July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                   July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1               June 13, 2003
  ING GET U.S. Core Portfolio - Series 2            September 12, 2003
  ING GET U.S. Core Portfolio - Series 3             December 12, 2003
  ING GET U.S. Core Portfolio - Series 4              March 12, 2004
  ING GET U.S. Core Portfolio - Series 5               June 11, 2004
  ING GET U.S. Core Portfolio - Series 6            September 10, 2004
  ING GET U.S. Core Portfolio - Series 7             December 10, 2004
  ING GET U.S. Core Portfolio - Series 8               March 9, 2005
  ING GET U.S. Core Portfolio - Series 9               June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1             TBD
  ING GET U.S. Opportunity Portfolio - Series 2             TBD
  ING VP Worldwide Growth Portfolio                  November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio       July 7, 2003
  ING VP Growth Portfolio                              July 7, 2003
  ING VP Index Plus LargeCap Portfolio                 July 7, 2003
  ING VP Index Plus MidCap Portfolio                   July 7, 2003

             FUND                                     EFFECTIVE DATE
             ----                                     ---------------
ING VARIABLE PORTFOLIOS, INC. (CONT.)
  ING VP Index Plus SmallCap Portfolio                  July 7, 2003
  ING VP International Equity Portfolio               November 3, 2003
  ING VP Small Company Portfolio                        July 7, 2003
  ING VP Value Opportunity Portfolio                    July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                         October 6, 2003
  ING VP Disciplined LargeCap Portfolio                October 6, 2003
  ING VP Financial Services Portfolio                    May 1, 2004
  ING VP High Yield Bond Portfolio                     October 6, 2003
  ING VP International Value Portfolio                November 3, 2003
  ING VP LargeCap Growth Portfolio                     October 6, 2003
  ING VP MagnaCap Portfolio                            October 6, 2003
  ING VP MidCap Opportunities Portfolio                October 6, 2003
  ING VP Real Estate Portfolio                           May 1, 2004
  ING VP SmallCap Opportunities Portfolio              October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                    November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                      July 7, 2003

ING VP MONEY MARKET PORTFOLIO                           July 7, 2003

ING VP NATURAL RESOURCES TRUST                         October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                       October 6, 2003
  The Bond Portfolio                                   October 6, 2003
  The Money Market Portfolio                           October 6, 2003
  The Stock Portfolio                                  October 6, 2003